CONSENT and AMENDMENT
to
AMENDED AND RESTATED SERIES 2002-A SUPPLEMENT

This Consent and Amendment, dated as of June 29, 2009, relates to the Amended and Restated Series 2002-A Supplement dated as of March 15, 2006 (as amended, the “Series Supplement”) among Marlin Leasing Corporation, individually and as the Servicer (in such capacity, the "Servicer"), Marlin Leasing Receivables Corp. II, as the Obligors' Agent ("MLR II"), Marlin Leasing Receivables LLC, as the Obligor ("MLR II LLC"), JPMorgan Chase Bank, N.A. (in such capacity, the "Agent"), and Wells Fargo Bank, N.A. (the "Trustee"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Series Supplement.

Each of the parties hereto hereby consent and agree to the following:

1.
The Servicer may repay in full the remaining outstanding principal balance of $3,185,000 (plus accrued interest and fees, if any) owing under the Second Amended and Restated Warehouse Revolving Credit Facility agented by National City Bank, and such repayment shall not trigger a “Termination Date” pursuant to Section 2.01 of the Series Supplement.

2.	The definition of “Termination Date” in Section 2.01 of the Series Supplement is hereby amended to delete clause (vii) thereof.

Except as otherwise set forth above, this Consent and Amendment shall not constitute a consent, waiver or amendment of any other provision of the Series Supplement.

IN WITNESS WHEREOF, the undersigned have executed this Consent and Amendment as of the 29th day of June, 2009.

JPMORGAN CHASE                                                                                                WELLS FARGO BANK MINNESOTA,
BANK, N.A., as Agent                                                                                             NATIONAL ASSOCIATION, as Trustee

By:  ___________________________                                                               By:  ___________________________
Name:  _________________________                                                               Name:  _________________________
Title:  __________________________                                                               Title:  __________________________

MARLIN LEASING CORPORATION,                                                                    MARLIN LEASING RECEIVABLES
as Servicer                                                                                                                   CORP. II, as Obligor’s Agent

By:  ___________________________                                                               By:  ___________________________
Name:  _________________________                                                               Name:  _________________________
Title:  __________________________                                                              Title:  __________________________

MARLIN LEASING RECEIVABLES II
LLC, as Obligor

By:  ___________________________
Name:  _________________________
Title:  __________________________